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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       _______


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest event reported)         October 1, 1997
                                                _______________________________


                          Merrill Lynch Municipal ABS, Inc.
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                  (Exact name of registrant as specified in charter)


      New York                      33-56254                     13-369-8229
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  (State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)                File Number)           Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York     10281
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (212) 449-9938
                                                  __________________


       _______________________________________________________________________
            (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.
         ---------------------------------
         Exempt per No-Action Letter publicly available May 30, 1996.

Item 2.  Acquisition or Disposition of Assets.
         Exempt per No-Action Letter publicly available May 30, 1996.

Item 3.  Bankruptcy or Receivership.
         Exempt per No-Action Letter publicly available May 30, 1996.

Item 4.  Changes in Registrant's Certifying Accountant.
         None.

Item 5.  Other Events.
         [See Exhibits below].

Item 6.  Resignations of Registrant's Certifying Accountant.
         Exempt per No-Action Letter publicly available May 30, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

         1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 1997.

                                      2


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                                      Signatures


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 8, 1997       MERRILL LYNCH MUNICIPAL ABS, INC.



                             By:           /s/ Edward J. Sisk
                                ---------------------------------------
                             Name:     Edward J. Sisk
                             Title:    Authorized Signatory

                                      3


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                                    EXHIBIT INDEX

Exhibit                                                                 Page
-------                                                                 ----


   1.  Statement to holders of Merrill Lynch Municipal ABS, Inc.          5
       Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 1997.

                                      4